Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.6%
Communication Services—1.0%
Interpublic Group of Cos., Inc. (The)	223,200	$3,614
Consumer Discretionary—3.0%
American Eagle Outfitters, Inc.	109,742	873
Designer Brands, Inc. Class A	167,918	836
Penske Automotive Group, Inc.	327,120	9,159
		10,868

Consumer Staples—2.8%
Calavo Growers, Inc.	100,100	5,775
Energizer Holdings, Inc.	142,644	4,315
		10,090

Financials—27.4%
AMERISAFE, Inc.	52,261	3,369
Artisan Partners Asset Management, Inc. Class A	62,846	1,351
Bank of Hawaii Corp.	100,130	5,531
Cathay General Bancorp	161,353	3,703
Evercore, Inc. Class A	170,462	7,852
First American Financial Corp.	352,488	14,949
First Hawaiian, Inc.	508,800	8,411
First Interstate BancSystem, Inc. Class A	177,649	5,123
Hanover Insurance Group, Inc. (The)	77,547	7,024
Horace Mann Educators Corp.	145,392	5,320
Kemper Corp.	300,797	22,370
	Shares	Value

Financials—continued
SLM Corp.	1,773,337	$12,750
		97,753

Health Care—7.1%
Bruker Corp.	141,400	5,071
Hill-Rom Holdings, Inc.	199,796	20,099
		25,170

Industrials—19.2%
Apogee Enterprises, Inc.	153,276	3,191
Cubic Corp.	398,012	16,442
EnerSys	137,816	6,825
EnPro Industries, Inc.	75,624	2,993
Herman Miller, Inc.	191,660	4,255
Pentair plc	236,700	7,044
Quanta Services, Inc.	473,100	15,012
Ritchie Bros. Auctioneers, Inc.	110,010	3,760
Stantec, Inc.	183,500	4,690
Tennant Co.	31,411	1,820
Wabash National Corp.	351,163	2,535
		68,567

Information Technology—18.2%
Cabot Microelectronics Corp.	45,826	5,230
Cohu, Inc.	193,103	2,391
Comtech Telecommunications Corp.	24,837	330
Dolby Laboratories, Inc. Class A	82,469	4,471
Entegris, Inc.	19,200	860
FLIR Systems, Inc.	237,100	7,561
Littelfuse, Inc.	45,347	6,050
MKS Instruments, Inc.	78,784	6,417
Monolithic Power Systems, Inc.	50,497	8,456
	Shares	Value

Information Technology—continued
National Instruments Corp.	126,800	$4,194
Power Integrations, Inc.	214,160	18,917
		64,877

Materials—8.2%
AptarGroup, Inc.	160,651	15,991
Ashland Global Holdings, Inc.	121,900	6,104
W.R. Grace & Co.	205,642	7,321
		29,416

Real Estate—12.7%
Alexander & Baldwin, Inc.	192,216	2,157
American Campus Communities, Inc.	194,164	5,388
CubeSmart	147,400	3,949
Healthcare Trust of America, Inc. Class A	684,000	16,608
Outfront Media, Inc.	133,553	1,800
Physicians Realty Trust	1,116,378	15,562
		45,464

Total Common Stocks (Identified Cost $389,267)		355,819

Total Long-Term Investments—99.6% (Identified Cost $389,267)		355,819

TOTAL INVESTMENTS—99.6% (Identified Cost $389,267)		$355,819
Other assets and liabilities, net—0.4%		1,277
NET ASSETS—100.0%		$357,096
The following table summarizes the market value of the Fund’s investments as of March 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$355,819	$355,819
Total Investments	$355,819	$355,819
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2020.
There were no transfers into or out of Level 3 related to securities held at March 31, 2020.
See Notes to Schedule of Investments

CEREDEX SMALL-CAP VALUE EQUITY FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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